Exhibit 10.155

*** Confidential Portion has been omitted pursuant to a request for confidential treatment by the Company to, and the material has been separately filed with, the SEC. Each omitted Confidential Portion is marked by three Asterisks.

CONTRACT FOR ALASKA ACCESS SERVICES

This Agreement entered into this 1st day of January, 1993 between MCI TELECOMMUNICATIONS CORPORATION, a Delaware corporation ("MCI") and GENERAL COMMUNICATION, INC. and its wholly owned subsidiary GCI COMMUNICATION CORP., Alaska corporations (together "GCI").

A.           GCI currently carries MCI interstate MTS traffic to and from the State of

Alaska.

B.           The parties wish to extend and expand their relationship to provide greater service within and to and from Alaska for their services.

NOW, THEREFORE, in consideration of the mutual promises set forth below, the parties agree as follows:

1. DEFINITIONS.

A.           Alaska Average Terminating Access Cost: A blended per minute rate calculated by computing GCI's average interstate terminating access rate for each of the companies listed below, and then averaging those rates weighted by the percentage of total GCI terminating access traffic to each company. For each company the average terminating interstate access rate will be calculated using a 10 mile transport element. For the initial year of this agreement, the access rate for each company shall be weighted as indicated below to produce the final blended rate that is the Alaska Average Terminating Access Cost.

Anchorage Telephone Utility	45.79%
Matanuska Telephone Association	8.28%
Fairbanks Municipal Utilities System	8.72%
Telephone Utilities of Alaska, Inc.	18.14%
Ketchikan Public Utilities	2.74%
Coper Valley Telephone Cooperative, Inc.	.65%
Cordova Telephone Cooperative	.41%
Interior Telephone Company, Inc.	.81%
Arctic Slope Telephone Association Cooperative	.50%
GTE Alaska, Incorporated	.38%
Rest of State -- NECA	13.58%
100.00%

Annually, using October terminating minutes, GCI shall update the percentage used in calculating the Alaska Average Terminating Access Cost based upon the percentage of GCI's total billed terminating access minutes for each Alaska exchange company.

B. *** Traffic: *** where *** in Alaska for *** other than *** Traffic and MCI Southbound Traffic.

C. *** Traffic: *** Alaska.

D. MCI Southbound Traffic: *** which ***.

E. MCI Northbound Traffic: *** Alaska and *** in Alaska.

F. *** Traffic: MCI Northbound Traffic, MCI Southbound Traffic, ***.

G. ***.

2. TRAFFIC SERVICES, CHARGES AND STANDARDS.

A. *** Traffic. *** transmission services of *** Traffic and *** as follows:

(1) MCI Northbound Traffic. *** MCI NorthBound Traffic *** that not less than *** MCI Northbound Traffic shall be delivered to ***. *** MCI Northbound Traffic received at the *** to the appropriate destination in Alaska.

(2) MCI Southbound Traffic. *** MCI Southbound Traffic and deliver it to *** except as provided in Subsection 2.A(7).

(3) *** Traffic. ***

*** and deliver it to *** except as provided in Subsection 2.A(7).

(4) *** Traffic. *** a joint operating committee and a joint regulatory committee to propose a plan within ninety (90) days of the date of this Agreement for the purpose ***.

(5) MCI Alaska Directory Assistance. MCI will deliver MCI Alaska

Directory Assistance traffic to GCI POP's in Dallas, Texas or Seattle,

Washington. GCI shall route all MCI Alaska Directory Assistance to the appropriate Alaska directory assistance provider.

(6) MCI Alaska Inward Operator Services. MCI will route Inward Operator Traffic to GCI in Seattle, Washington and GCI will route the traffic to the GCI Operator center in Wasilla, Alaska. GCI will offer Inward Operator services which are consistent with the service offered from the local operating companies in Alaska.

(7) Protection and Restoration of Service (Hot Standby Capacity). GCI will provide sufficient idle capacity from its Seattle and Dallas POP's to its Alaska switching centers such that in the event of a failure of either GCI's or MCI's facilities in Seattle or Dallas, MCI may immediately re-route its traffic from the affected POP to the alternate POP. In the event of such failure, GCI will restore all Alaska traffic, including to off-net locations. In the case of a failure of the North Pacific Cable or the Alaska Spur, GCI will immediately carry all traffic which can terminate on-net through its Anchorage, Fairbanks, and Juneau switching centers from both POPs and additionally will carry all GCI on-net traffic delivered to its Seattle POP. The remainder of Alaska will be restored upon Alascom's restoration of its facilities.

GCI shall also restore MCI's Southbound Traffic service and deliver it to the designated MCI POP except that in some circumstances GCI will be unable to immediately restore MCI Southbound Trafffic services for locations other than Anchorage, Fairbanks, and Juneau.

GCI's restoral services shall not guarantee immediate restoration in the event of simultaneous dual mode failure, i.e., satellite and fiber or a complete satellite failure.

B. Charges. *** shall charge and *** for services provided by *** under this section as follows:

(1) MCI Northbound Traffic. At the option of ***, MCI Northbound
Traffic shall be charged at rates equal to ***, less an amount equal to such rate times the following percentage in the applicable year:

Year                                                                                           Percentage

1993                                                                                                 ***

1994                                                                                                 ***

1995                                                                                                 ***

1996                                                                                                 ***

1997                                                                                                 ***

1998                                                                                                 ***

   1999 & thereafter                                                                               ***

*** the specific tariff and options by written notice to ***. All terms and conditions of the tariff chosen which determine price shall apply to the ***.

Notwithstanding anything to the contrary in the AT&T tariff, the rate for MCI Northbound Traffic delivered to *** shall be not less than *** per minute greater than the rate charged for MCI Northbound traffic delivered to the ***. Notwithstanding the calculations of the rates as provided in this subsection, the average rate per minute for MCI Northbound Traffic shall not be less than the *** for traffic delivered to *** for traffic delivered to ***.

(2) MCI Southbound Traffic. MCI Southbound Traffic (except for ***) shall be charged at the following rates per minute in the appropriate calendar year:

Year                                                                             Rate Dollars

1993                                                                                        ***

1994                                                                                        ***

1995                                                                                        ***

1996                                                                                        ***

1997                                                                                        ***

1998                                                                                        ***

1999 & thereafter                                                                       ***

There shall be no time of day discount. *** shall pay the *** access and Alascom interexchange charges for MCI Southbound Traffic. Any query charges associated with the routing of MCI Southbound Traffic, *** FCC Docket #86-10, will be passed on to ***.

(3) *** Traffic. For MCI Alaska Originated traffic, *** shall pay per end office serving area a one time charge of *** and a monthly charge of ***. The rate includes one *** charge. Each additional *** shall be charged at a rate of ***. For special ***. For ***. MCI will issue an Access Service Request (ASR) indicating the type of service and the end office serving area for which it desires this service. This is an optional service and will be ordered only at the discretion of ***.

(4) *** Traffic. *** shall charge ***.

(5) MCI Alaska Directory Assistance. GCI shall charge $0.65 for each MCI Alaska Directory Assistance call.

(6) MCI Alaska Inward Operator Services. GCI will develop a list of the services available through Inward Operator Services and provide MCI with a price for each type of call.

(7) Protection and Restoration of Service (Hot Standby Capacity). MCI and GCI shall negotiate the pricing for the service as outlined in Section 2.A(7). If the parties are unable to agree on pricing, then neither party shall have any obligations under Section 2.A.(7).

C. Billing. *** will bill *** for the services outlined in this Agreement monthly. *** will pay by check within 25 days of the receipt of invoice.

D. Timing of Calls. Unless an applicable tariff otherwise provides, the time of message billing begins with trunk seizure in the case of subsections B(2) and B(3) and answer in the case of subsections B(1) and B(4) and ends with disconnect.

E. Changes in Tariff. If any referenced AT&T tariff is terminated or altered so as to materially change the rates charged herein, the parties shall select a tariff and/or a new rate that substantially reflects the economic and commercial transaction contemplated by the parties in this section.

F. Price Protection. Notwithstanding anything to the contrary, *** shall adjust the pricing for services provided under this Agreement so that *** shall charge *** (i) no more than it charges any other customer for any reasonably comparable mix of services, or (ii) if there is no reasonably comparable mix, no more than it charges any other customer for one or more of the services that constitutes a material part of the services purchased by *** under this Agreement if there is no substantial discount otherwise provided *** under this Agreement that offsets such other customer's pricing advantage.

G. Network Performance Standards. *** shall use its best efforts to maintain the quality of its service(s) provided under the direct control of *** and to manage the quality of the portion of the services that is not under the direct control of ***. Each party will ensure that industry standards, pertaining to the transmission and delivery of traffic, are maintained at all times.

3. TERM. Except for ***, services provided pursuant to
Section 2.A shall be for a term of five (5) years beginning January 1, 1993 and ending December 31, 1997. The term shall be *** through and including December 31, *** unless either party elects to cancel the *** by giving written notice of non-renewal at least *** to the commencement of any ***. The services for *** traffic shall be for a term of *** upon the issue of the first *** authorizing the turn up of a serving area. The term for *** shall be automatically extended for *** through and including *** unless either party elects to cancel the renewal periods by giving written notice of non-renewal at least *** to the commencement of ***.

4. DEFAULT AND REMEDIES.

A. Events of Default. A party shall be in default upon the occurrence of any of the following:

(1) The party shall have failed to make any payment when due coupled with its failure to remedy nonpayment within thirty days after receipt of written notice thereof from the other party.

(2) The party shall have failed to perform its obligations under Section 2.G. coupled with failure to remedy nonperformance within thirty days after receipt of written notice thereof from the other party.

(3) The party shall not have paid, or shall have admitted in writing its inability to pay, its debt as they mature or shall have applied for, consented to or acquiesced in the appointment of a trustee or receiver for any part of its property, or shall have authorized any such action; or in the absence of any such application, consent or acquiescence, a trustee or receiver shall have been appointed for a party or for a substantial part of its property and shall not have been discharged within sixty (60) days; or any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law or any dissolution or liquidation proceeding shall be have been instituted by the party or, if instituted against the party, shall not have been dismissed within a period of sixty (60) days.

B. Consequences of Default and Remedies.   In the event of default, the nondefaulting party shall have the right, immediately upon written notice to the defaulting party, to terminate this Agreement without further liability, including monetary early termination charges, except for obligations incurred prior to the termination date. In addition, the nondefaulting party shall have and may exercise any other remedies for breach.

C. Dispute Resolution.

1.  The parties shall attempt in good faith to resolve any disputes arising in connection with this Agreement. If any dispute cannot be resolved within thirty (30) days after written notification to the other party of the dispute and detailed reason for the claim, then either party may submit the matter for madatory, binding, exclusive arbitration.

2. Arbitration Procedures. Arbitration shall be governed by the Commercial Arbitration rules of the American Arbitration Association, 1739 Rhode Island Avenue, N.W., Suite 509, Washington, D.C. 20036 ("AAA"), as amended by this Agreement. The arbitrators authority shall be limited to granting relief permitted by the substantive provisions of this Agreement. Each party shall bear its own fees, costs, and expenses of the arbitration, and its own legal expenses, attorneys' fees and costs of the experts and witnesses; provided, however, that if the claim of a party is upheld by the arbitrator in all material respects, the arbitrator may apportion between the parties as the arbitrartor may deem equitable the costs incurred by the prevailing party. Any award rendered pursuant to such arbitration shall be final, conclusive and binding upon the parties, and any judgment thereon may be entered and enforced in any court of competent jurisdiction.

5. MISCELLANEOUS.

A. Force Majeure, Change in Law or Regulation.

(1) Neither party shall be liable for its failure to perform hereunder due to any contingency beyond its reasonable control, including acts of God, fires, floods, earthquakes, volcanic eruptions, wars, sabotage, accidents, labor disputes or shortages, government laws, ordinances, rules and regulations whether valid or invalid, inability to obtain material, equipment or transportation, defective equipment and any other similar or different contingency. The party whose performance is prevented by any such contingency shall have the right to omit during the period of such contingency all or any portion of the service deliverable during such period.

(2) If a substantial change in law or regulation occurs materially affecting the services, charges or other requirements and conditions of this Agreement to the degree that one or both of the parties are materially and adversely affected, the parties shall negotiate amendments to this Agreement to restore the parties to substantially the same position as if the law or regulatory change had not occurred. In the event that this Agreement cannot be changed to restore the parties substantially to the status quo ante, either party may terminate this Agreement.

B. Modifications, Consents and Waivers. No failure or delay on the part of either party in exercising any power or right hereunder or under any other document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or future exercise thereof or the exercise of any other right or power. No amendment, modification or waiver of any provision of this Agreement, nor consent to any departure by any party therefrom, shall be effective except in the specific instance and for the purpose for which given. Except as otherwise provided in any document, no notice to or demand on a party in any case shall entitle that party to any other or future notice or demand in similar or other circumstances.

C. Notices. Written notice shall be deemed given on the day sent by facsimile to the facsimile numbers given below with hard copy mailed by regular U.S. Mail to the addresses as follows:

If to MCI:                  MCI Telecommunications Corporation
                               CARRIER MANGEMENT
                               1650 TYSONS BLVD
                               McLEAN, VA 22102
                               Attn:  Donald T. Lynch

With copy to: ATTN: General Counsel
                               Fax: (202) 887-2195

If to GCI:                  General Communication, Inc.
                               2550 Denali Street, Suite 1000
                               Anchorage, Alaska 99503-2781
                               ATTN:  General Manager

With copy to: ATTN: Director Carrier Relations
      Fax: (907) 265-5676

A party may change the address, person and facsimile number by written notice to the other party.

D. Confidentiality. Neither party shall disclose to any third party during the service term, any renewal term and the three (3) year period after termination, any of the terms and conditions set forth in this Agreement unless such disclosure is required to be disclosed by law or is necessary in any legal proceeding establishing rights and obligations under this Agreement.

E. Rule of Construction. All parties to this Agreement have been represented by separate counsel, or have been afforded the opportunity thereof, and all terms and conditions herein have been negotiated at arms' length. Given the above and the consideration provided within this document, the rule of strict construction, which construes the document against the drafter, is waived in its entirety by all parties and shall not apply.

F. Binding Effect and Assignment. This Agreement shall be binding upon and shall inure to the benefit of the parties and their respective permitted successors and assigns. Neither party may assign or transfer any part of this Agreement without the other party's prior written consent, except that either party may assign this Agreement in part or all to an affiliate. An affiliate for this purpose is an entity controlling, controlled by or under common control with the assigning party. Any attempted assignment not conforming with this provision shall be void.

G. Entire Agreement. This Agreement and the other documents described herein sets forth the entire agreement between the parties, supersedes all prior communications and understandings of any nature, and may not be supplemented or altered orally. In the event of a conflict between the provisions of this Agreement and any of the other documents, the provisions of this Agreement shall control.

H. Governing Law. This Agreement and the other documents shall be deemed to be contracts under the laws of the State of New York and for all purposes shall be construed in accordance with and governed by substantive laws of said State.

1. Headings. Articles and section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

1. Execution in Counterparts. This Agreement may be executed by the parties hereto individually or in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same document.

        This Agreement is executed as of the date set forth above.

MCI TELECOMMUNICATIONS	GCI COMMUNICATION CORP.
CORPORATION

By:	/s/ Donald T. Lynch	By:	/s/ Wilson Hughes

	Donald T. Lynch		Wilson Hughes
	Printed Name		Printed Name

Title:	Vice President	Title:	Executive V.P. & General Manager